BAKER HUGHES INVESTOR CALL

MAY 3, 2016

Forward-Looking Statements

Today's discussion may include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended, (each a "forward-looking statement"). The words "anticipate," "believe," "ensure," "expect," "if,"
"intend," "estimate," "project," "foresee," "forecasts," "predict," "outlook,"
"aim," "will," "could," "should," "potential," "would," "may," "probable,"
"likely," and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2015, Quarterly Report on Form 10-Q for the quarter ended
March 31, 2016, recent Current Reports on Form 8-K, and other Securities and
Exchange Commission filings available through the Company's website at:
www.bakerhughes .com/investor or through the SEC's Electronic Data Gathering and
Analysis Retrieval ("EDGAR") system at: www.sec .gov. We undertake no obligation to publicly update or revise any forward-looking statement.

Our expectations regarding our business outlook and business plans; share and debt repurchases; the business plans of our customers; oil and natural gas market conditions; cost and availability of resources; economic, legal and regulatory conditions, and other matters are only our forecasts regarding these matters.

[C] 2016 Baker Hughes Incorporated. All Rights Reserved.

BAKER HUGHES INVESTOR CALL

MAY 3, 2016

[C] 2 0 1 6 BAKER HUGHES INCORPORAT E D. AL L RIGHT S RESERVED. T ERM S AND
CONDIT IONS OF USE: BY ACCEPT ING T HIS DOCUM ENT , T HE RECIPIENT AGREES T HAT
T HE DOCUM ENT T OGET HER WIT H AL L INF ORM AT ION INCL UDED T HEREIN IS T HE
CONF IDENT IAL AND PROPRIET ARY PROPERT Y OF BAKER HUGHES INCORPOR AT ED AND
INCL UDES VAL UABL E T RADE SECRET S AND/ OR PROPRIET ARY INF ORM AT ION OF
BAKER HUGHES ( COL L ECT IVEL Y "INF ORM AT ION") . BAKER HUGHES RET AINS AL L
RIGHT S UNDER COPY RIGHT L AWS AND T RADE SECRET L AWS OF T HE UNIT ED ST AT ES
OF AM ERICA AND OT HER COUNT RIES. T HE RECIPIENT F URT HER AGREES T HAT T HE
DOCUM ENT M AY NOT BE DIST RIBUT ED, T RANSM IT T ED, COPIED OR
[C] 2016 REPRODUCE Baker Hughes D IN Incorporated. WHOL E OR IN All PART
RightsBY Reserved. ANY M EANS, EL ECT RONIC, M ECHANICAL , OR OT HERWISE, WIT
HOUT T HE EXPRESS PRIOR WRIT T EN CONSENT OF BAKER HUGHES, AND M AY NOT BE USED
DIRECT L Y OR INDIRECT L Y IN ANY WAY DET RIM ENT AL
T O BAKER HUGHES' INT EREST .

1

THE MARKET OUTLOOK

2 NEAR-TERM OPPORTUNITIES

3

PATH FORWARD

[C] 2016 Baker Hughes Incorporated. All Rights Reserved.

THE

MARKET

OUTLOOK

[C] 2016 Baker Hughes Incorporated. All Rights Reserved.

PRODUCTS INNOVATION PEOPLE

NEAR-TERM
OPPORTUNITIES

[C] 2016 Baker Hughes Incorporated. All Rights Reserved.

OPTIMIZED EFFICIENT
PRODUCTION WELLS

DUC LOW-COST
ACTIVITY CONVENTIONALS

PRODUCTION CHEMICALS
DRIVING MARKET
SHARE GAINS
IN DEEPWATER BASINS
IMPROVED
RECOVERY

NEAR-TERM
OPPORTUNITIES

[C] 2016 Baker Hughes Incorporated. All Rights Reserved.

1

OPERATIONAL EFFICIENCIES

2

GO-TO-MARKET STRATEGY

3

CAPITAL STRUCTURE

PATH

FORWARD

[C] 2016 Baker Hughes Incorporated. All Rights Reserved.

OPERATIONAL EFFICIENCIES

Taking immediate steps
to restructure and right size our business

Achieving $500 million of annualized savings
by the end of 2016

Implementing long-term structural changes
for incremental cost reductions

PATH
FORWARD

[C] 2016 Baker Hughes Incorporated. All Rights Reserved.

GO-TO-MARKET STRATEGY

Capitalizing on our strength
as a product innovator

Rationalizing the full-service model
to achieve the right return on invested capital

Building new and more diversified sales channels
for select markets to create "in-country" value

PATH
FORWARD

[C] 2016 Baker Hughes Incorporated. All Rights Reserved.

CAPITAL STRUCTURE

Working capital initiatives and focusing on cash
will continue into 2016

Returning capital to shareholders while maintaining a strong financial foundation and financial flexibility for the future

Buying back $1.5 billion of shares, reducing debt by $1 billion and refinancing our $2.5 billion credit facility

PATH
FORWARD

[C] 2016 Baker Hughes Incorporated. All Rights Reserved.

BAKER HUGHES INVESTOR CALL

MAY 3, 2016

[C] 2 0 1 6 BAKER HUGHES INCORPORAT E D. AL L RIGHT S RESERVED. T ERM S AND
CONDIT IONS OF USE: BY ACCEPT ING T HIS DOCUM ENT , T HE RECIPIENT AGREES T HAT
T HE DOCUM ENT T OGET HER
CONF IDENT IAL AND PROPRIET ARY PROPERT Y OF BAKER HUGHES INCORPOR AT ED AND
INCL UDES VAL UABL E T RADE SECRET S AND/ OR PROPRIET ARY INF ORM AT ION OF
BAKER HUGHES ( COL L ECT AL L RIGHT S UNDER COPY RIGHT L AWS AND T RADE SECRET
L AWS OF T HE UNIT ED ST AT ES OF AM ERICA AND OT HER COUNT RIES. T HE
RECIPIENT F URT HER AGREES T HAT T HE DOCUM ENT M AY
[C] 2016 REPRODUCE Baker Hughes D IN Incorporated. WHOL E OR IN All PART
RightsBY Reserved. ANY M EANS, EL ECT RONIC, M ECHANICAL , OR OT HERWISE, WIT
HOUT T HE EXPRESS PRIOR WRIT T EN CONSENT OF BAKER HUGHES, AND M AY NOT BE
USED